1 TELEFLEX INCORPORATED SECOND QUARTER 2010 CONFERENCE CALL Exhibit 99.1

2 2 2 Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, expected benefits from elimination of certain management positions; upcoming 2010 Medical Segment product launches; forecasted 2010 total revenue, total company gross margins, total company R&D expense, total company operating margins, effective tax rate and earnings per share from continuing operations on a GAAP basis; forecasted special items, adjusted earnings per share from continuing operations, amortization expense per share and Adjusted Cash EPS (defined below) for 2010; forecasted 2010 cash flow from continuing operations excluding the impact of an amendment of ASC topic 860; forecasted 2010 capital expenditures, depreciation expense, amortization expense and full year average Euro rate; forecasted 2010 Medical Segment revenue, segment operating margins and core revenue growth; forecasted revenue and segment operating margins for our Aerospace and Commercial segments; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted operating margins; adjusted earnings per share; adjusted gross margins; adjusted cash flow from continuing operations; adjusted gross profit; adjusted selling, engineering and administrative expenses; adjusted operating expenses; adjusted operating income; income and diluted earnings per share, excluding restructuring and impairment charges, losses and other charges; forecasted adjusted earnings per share from continuing operations; forecasted earnings per share from continuing operations before special items and amortization expense, which we refer to as "Adjusted Cash EPS"; and forecasted adjusted cash flow from continuing operations. These non-GAAP measures exclude the impact of restructuring and impairment costs, (gain)/loss on sale of assets and other charges, the impact of an amendment of ASC topic 860, an income tax refund related to gains on a business divestiture and intangible amortization expense. In addition, this presentation includes information regarding adjusted free cash flow, which reflects cash from operations minus capital expenditures and excludes the impact of certain tax payments and the amendment of ASC topic 860. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor and other product costs along with the segment's selling, engineering and administrative expenses and noncontrolling interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. Core revenues and growth exclude the impact of translating the results of international subsidiaries at different currency exchange rates from year to year and the comparable activity of companies acquired or divested within the most recent twelve-month period. The following slides reflect continuing operations.

3 Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 80213544

4 QUARTER & YEAR HIGHLIGHTS

5 June Quarter-to-Date Highlights Revenue up 5% compared to prior year quarter; up 7% constant currency On a constant currency basis: Medical revenue growth of 2%; up 3% excluding impact of IV tubing recall Aerospace revenue growth of 32% Commercial revenue growth of 25% Adjusted operating margins of 17.2%, up 70 bps Medical sales volumes, reduced FDA remediation spending and improvements in Aerospace and Commercial businesses drive margin expansion Continuing to invest in Sales & Marketing and R&D functions to drive future growth R&D spending up 50 basis points compared to prior year quarter Adjusted EPS of $1.04, up 4% versus prior year quarter

6 June Quarter-to-Date Highlights Continue to make progress with FDA FDA has begun the approval process of CFG requests Continued Company's transformation Announced organizational and leadership changes associated with continued transition to medical technology business Divested Rigging Services for $50 million, resulting in gain on sale of $17.1 million, net of tax

7 June Year-to-Date Highlights Revenue up 3% compared to first six months of 2009; up 3% constant currency On a constant currency basis: Medical revenue growth of 1%; up 2% excluding impact of IV tubing recall Aerospace revenue growth of 4% Commercial revenue growth of 21% Adjusted gross margins of 45.7%, up 80bps Adjusted operating margins of 16.9%, up 110 bps R&D spending up 40 basis points compared to prior year period Adjusted EPS of $1.92, up 15% versus first six months of 2009 Adjusted cash flow from continuing operations of $80.4 million, up 15% versus first six months of 2009

8 SECOND QUARTER SEGMENT REVENUE REVIEW

9 Medical Critical Care Surgical Care Cardiac Care OEM 0.66 0.18 0.05 0.11 North America EMEA Asia / Latin America 0.53 0.34 0.13 Q2'10 Revenue Sales = $358.4 million, up 2% constant currency Q2'10 Constant Currency Revenue Results Critical Care: $233.7 million, up 2% Surgical Care: $66.2 million, down 1% Cardiac Care: $18.8 million, up 1% OEM: $39.0 million, up 4% End Market Growth Drivers Infection prevention Minimally invasive surgical techniques Emerging markets Aging population

10 Critical Care Vascular Access Respiratory Urology Anesthesia 0.44 0.19 0.15 0.22 North America EMEA Asia / Latin America 0.5 0.36 0.14 Q2'10 Revenue Vascular decline of 1%; excluding IV tubing recall, vascular up 2% Anesthesia sales up low-single digits Respiratory sales increase upper-single digits Urology sales up mid-single digits End Market Growth Drivers Infection prevention - antimicrobial coatings - product features - specially designed kits Patient and provider safety focus Emerging markets Sales = $233.7 million, up 2% constant currency Q2'10 Constant Currency Revenue Results

11 Surgical Care North America EMEA Asia / Latin America 0.51 0.36 0.13 Q2'10 Revenue Reduced general instrument and chest drainage sales Somewhat offset by increased ligation sales Minimally invasive surgical techniques Technology / product advances Emerging markets Instruments Ligation Closure/Chest Drainage Other 0.24 0.37 0.25 0.14 End Market Growth Drivers Sales = $66.2 million, down 1% constant currency Q2'10 Constant Currency Revenue Results

12 Cardiac Care North America EMEA Asia / Latin America 0.28 0.42 0.3 Q2'10 Revenue Increased sales of pumps and catheters in Asian markets Emerging markets Technology innovation Aging population Pumps Catheters Other 0.32 0.66 0.02 End Market Growth Drivers Sales = $18.8 million, up 1% constant currency Q2'10 Constant Currency Revenue Results

13 OEM Q2'10 Revenue Strength of specialty product sales continue Somewhat offset by weakness of orthopedic product sales Technology innovation Speed to market Demographics Increased regulatory scrutiny on suppliers Specialty Products Orthopedic Products 0.75 0.25 North America EMEA 0.85 0.15 End Market Growth Drivers Sales = $39.0 million, up 4% constant currency Q2'10 Constant Currency Revenue Results

14 Aerospace Q2'10 Revenue OEM wide-body sales up due to increased shipments of cargo loading systems to Boeing & Airbus Increase in cargo systems for aftermarket conversions Improved actuator and spare sales Narrow-body cargo loading system unit volume down Container sales up due to slightly improved end-market conditions / loosened capital spending constraints Increase in air travel and flight hours Boeing 747-8 platform Airbus 330/340/350 platforms High-margin aftermarket sales Passenger to freighter conversions Cargo Systems & Actuation Cargo Containers 0.79 0.21 End Market Growth Drivers Sales = $48.0 million, up 32% constant currency Q2'10 Constant Currency Revenue Results

15 Commercial Q2'10 Revenue Sales = $55.3 million, up 25% constant currency 1 Sales of marine products to OEM manufacturers doubles Aftermarket revenue up 22% Sales of modern burner unit to U.S. military down Global economy Marine 1 End Market Growth Drivers 1 = excludes Rigging Products & Services business which was divested in the second quarter of 2010 Q2'10 Constant Currency Revenue Results

16 R&D / MARKET REVIEW

17 PICC Wand Safety Introducer Limited market release at end of second quarter; full market release scheduled for 2H'10 Gibeck Humid-Flo Passive Humidification kit launched in second quarter Anti-microbial PICC - expected to launch in 2H'10 Crystal Clear Plus Trach and TrachFlex Plus - expected to launch in 2H'10 GPO agreements awarded in second quarter for respiratory, laryngoscope, chest drainage, and ligation and skin stapling products New Product Introduction / Market Update

18 FINANCIAL REVIEW

19 Second Quarter Income Statement from Continuing Operations Amounts in Millions, except per share

20 Second Quarter EPS Reconciliation from Continuing Operations

21 Year-to-Date Income Statement from Continuing Operations Amounts in Millions, except per share

22 Year-to-Date EPS Reconciliation from Continuing Operations

23 Year-to-Date Cash Flow Summary ($ in Millions)

24 2010 Outlook

25 SUMMARY

26 Longer-term Growth and Profitability Objectives Within the next five years, the Company is targeting the achievement of the following objectives: Consolidated organic revenue growth of approximately 5% Consolidated gross margins of approximately 55% Consolidated research and development expense of approximately 5% Consolidated operating margins of approximately 25%

27 QUESTION & ANSWER

28 APPENDICES

29 Appendix A - Medical Segment Review

30 Appendix B - Aerospace Segment Review

31 Appendix C - Commercial Segment Review

32 Appendix D - Reconciliation of Medical Operating Profit and Margins

33 Appendix E - Reconciliation of Teleflex Gross Profit and Margins

34 Appendix F - Reconciliation of Teleflex Selling and Administrative Expenses

35 Appendix G - Reconciliation of Teleflex Operating Expenses

36 Appendix H - Special Charge Income Statement Classification Summary

37 Appendix I - Reconciliation of Teleflex Cash Flow from Continuing Operations

38 Appendix J - Quarter-to-Date Reconciliation of Teleflex Cash EPS Excluding Special Charges

39 Appendix K - Year-to-Date Reconciliation of Teleflex Cash EPS Excluding Special Charges

40 Appendix L - Quarter and Year-to-Date Reconciliation of Medical Constant Currency Revenue Growth